BLACKROCK FUNDS II

SUPPLEMENT DATED OCTOBER 1, 2008 TO THE
STATEMENTS OF ADDITIONAL INFORMATION DATED JANUARY 31, 2008

Effective October 1, 2008, each Statement of Additional Information is amended as set forth below:

The section entitled “Investment Advisory, Administration, Distribution and Servicing Arrangements — Distribution Agreement and Amended and Restated Distribution and Service Plan” is revised as follows:

The ninth paragraph of the section is deleted in its entirety and replaced with the following:

The payments described above may be made, at the discretion of BII, BlackRock or their affiliates, to Service Organizations in connection with the sale and distribution of Portfolio shares. Pursuant to applicable Financial Industry Regulatory Authority regulations, the details of certain of these payments, including the Service Organizations receiving such payments in connection with the sale and distribution of Portfolio shares, are required to be disclosed. As of the date of this Statement of Additional Information, as amended or supplemented from time to time, the following Service Organizations are receiving such payments: Ameriprise Financial Services, Inc., AXA Advisors, LLC, Banc of America Investment Services, Inc., Citigroup, LPL Financial Corporation, Merrill Lynch, MetLife Securities, Inc., Morgan Stanley, New England Securities Corporation, Oppenheimer & Co. Inc., Raymond James & Associates, Inc., Raymond James Financial Services, Inc., RBC Capital Markets, Tower Square Securities Inc., UBS, Wachovia Securities, Walnut Street Securities Inc. and/or broker-dealers under common control with the above organizations. The level of payments made to these Service Organizations in any year will vary and normally will not exceed the sum of (a) 0.25% of such year’s Portfolio sales by that Service Organization and (b) 0.21% of the assets attributable to that Service Organization invested in Equity Portfolios of BlackRock funds and 0.11% of the assets attributable to that Service Organization invested in Bond Portfolios of the BlackRock funds.

Code #BRFII-SAI-SUP-1008